UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): March 21, 2018

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 21, 2018, Jack in the Box Inc. (the “Company”) completed the previously announced sale (the “Qdoba Sale”) of Qdoba Restaurant Corporation (“Qdoba”), a wholly owned subsidiary of the Company which operates and franchises the QDOBA MEXICAN EATS® brand of restaurants, to Quidditch Acquisition, Inc. (the “Buyer”), an affiliate of certain funds managed by affiliates of Apollo Global Management, LLC.  Under the terms of the Stock Purchase Agreement, dated December 19, 2017, by and among the Company, Qdoba and the Buyer, the Buyer purchased Qdoba for approximately $305.0 million in cash, subject to customary purchase price adjustments.

Additional information regarding the Qdoba Sale is provided in the Current Report on Form 8-K filed by the Company on December 20, 2017.

Item 7.01	Regulation FD Disclosure.

On March 21, 2018, the Company issued a press release announcing the completion of the Qdoba Sale.  A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in this Item 7.01 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma condensed consolidated balance sheet as of January 21, 2018, unaudited pro forma condensed consolidated statement of earnings for the 16-week period ended January 21, 2018 and unaudited pro forma condensed consolidated statements of earnings for each of the fiscal years ended October 1, 2017, October 2, 2016 and September 27, 2015 (collectively, the “Unaudited Pro Forma Condensed Consolidated Financial Statements”), and notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.  The unaudited pro forma condensed consolidated balance sheet as of January 21, 2018 is presented as if the Qdoba Sale and the Company’s amendment to its credit facility described in the separate Current Report on Form 8-K filed by the Company on March 21, 2018 had each occurred on January 21, 2018.  The unaudited pro forma condensed consolidated statement of earnings for the 16-week period ended January 21, 2018 and the unaudited pro forma condensed consolidated statements of earnings for each of the fiscal years ended October 1, 2017, October 2, 2016 and September 27, 2015 are presented as if the Qdoba Sale had occurred on September 29, 2014, the first day of fiscal year 2015.

(d) Exhibits
Exhibit No.	Title
99.1	Press Release dated March 21, 2018

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements and accompanying notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/s/ Jerry P. Rebel
Jerry P. Rebel
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: March 21, 2018